UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 14, 2006
                               (August 14, 2006)

                          Brookdale Senior Living Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     001-32641                20-3068069
------------------------------- ------------------------ ----------------------
(State or other jurisdiction of        (Commission           (IRS Employer
        incorporation)                 File Number)        Identification No.)


      330 North Wabash Avenue, Suite 1400, Chicago, Illinois       60611
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (312) 977-3700
                                                     --------------------------

         (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

         On August 14, 2006, Brookdale Senior Living Inc. (the "Company") issued a press release announcing its second quarter 2006 financial results and announcing a conference call to review these results. A copy of the press release is furnished herewith as Exhibit 99.1.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered "filed" or incorporated by reference therein.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release dated August 14, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BROOKDALE SENIOR LIVING INC.
                                       (Registrant)

                                        /s/ Deborah C. Paskin
                                       ---------------------------------
                                       Deborah C. Paskin
                                       Executive Vice President, General
                                       Counsel and Secretary


Date: August 14, 2006
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                                  EXHIBIT INDEX

Exhibit Number             Exhibit
--------------             -------

99.1                       Press Release dated August 14, 2006